UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 7, 2007

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its charter)

          Oregon                      0-27938                 93-1193156
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                          (541) 298-6649 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 7, 2007, Columbia Bancorp (the "Company") issued a press release announcing plans to recognize a charge off of $2.1 million on a single loan to a potato producer operating out of the Columbia Basin. The remaining loan balance after the charge off will be $278,000. Management expects the liquidation of collateral consisting of farm equipment to cover the remaining balance. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01. Exhibits.

(d) Exhibits

99.1 Press Release dated May 7, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 7, 2007           /s/ Roger L. Christensen
                              ------------------------
                              Roger L. Christensen, Chief Executive Officer -
                              Columbia River Bank; President and Chief Executive
                              Officer - Columbia Bancorp

Dated:  May 7, 2007
                              /s/ Greg B. Spear
                              -----------------
                              Greg B. Spear, Executive Vice President, Chief Financial Officer and Chief Administrative Officer
                              - Columbia River Bank; and Chief Financial Officer
                              - Columbia Bancorp



                  Exhibit 99.1 Press Release of the Registrant